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2 This presentation contains forward-looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 including, but not limited to, the Company’s progress and anticipated progress towards its long-term objectives, as well as more generally the status of its future liquidity and financial condition and its outlook for the Company’s fiscal 2022 first quarter and for its 2022 fiscal year. Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, approximate, estimate, assume, continue, model, project, plan, goal, preliminary, and similar words and phrases, although the absence of those words does not necessarily mean that statements are not forward-looking. The Company’s actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of many factors. Such factors include, without limitation: general economic conditions including the housing market, a challenging overall macroeconomic environment and related changes in the retailing environment; risks associated with the COVID-19 pandemic and the governmental responses to it, including its impacts across the Company’s businesses on demand and operations, as well as on the operations of the Company’s suppliers and other business partners, and the effectiveness of the Company’s actions taken in response to these risks; consumer preferences, spending habits and adoption of new technologies; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by the Company; civil disturbances and terrorist acts; unusual weather patterns and natural disasters; competition from existing and potential competitors across all channels; pricing pressures; liquidity; the ability to achieve anticipated cost savings, and to not exceed anticipated costs, associated with organizational changes and investments, including the Company’s strategic restructuring program and store network optimization strategies; the ability to attract and retain qualified employees in all areas of the organization; the cost of labor, merchandise, logistical costs and other costs and expenses; potential supply chain disruption due to trade restrictions or otherwise, and other factors such as natural disasters, pandemics, including the COVID-19 pandemic, political instability, labor disturbances, product recalls, financial or operational instability of suppliers or carriers, and other items; the ability to find suitable locations at acceptable occupancy costs and other terms to support the Company’s plans for new stores; the ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets it serves; the ability to assess and implement technologies in support of the Company’s development of its omnichannel capabilities; the ability to effectively and timely adjust the Company’s plans in the face of the rapidly changing retail and economic environment, including in response to the COVID-19 pandemic; uncertainty in financial markets; volatility in the price of the Company’s common stock and its effect, and the effect of other factors, including the COVID-19 pandemic, on the Company’s capital allocation strategy; risks associated with the ability to achieve a successful outcome for the Company’s business concepts and to otherwise achieve its business strategies; the impact of intangible asset and other impairments; disruptions to the Company’s information technology systems, including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; reputational risk arising from challenges to the Company’s or a third party product or service supplier’s compliance with various laws, regulations or standards, including those related to labor, health, safety, privacy or the environment; reputational risk arising from third-party merchandise or service vendor performance in direct home delivery or assembly of product for customers; changes to statutory, regulatory and legal requirements, including without limitation proposed changes affecting international trade; changes to, or new, tax laws or interpretation of existing tax laws; new, or developments in existing, litigation, claims or assessments; changes to, or new, accounting standards; and foreign currency exchange rate fluctuations. Except as required by law, the Company does not undertake any obligation to update its forward-looking statements.

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6 1 2 2 Note: The Company’s four Core banners include Bed Bath & Beyond, buybuy BABY, Harmon Face Values and Decorist.

7 Divestitures • • • • • 1 • Fleet Optimization Note: The Company’s four Core banners include Bed Bath & Beyond, buybuy BABY, Harmon Face Values and Decorist. Stores Digital Core Banner Net Sales (excl. Divestitures) Comparable Sales Supply Chain Disruptions* Total Net Sales

8 Note: Based on Core business 1 1 % of Net Sales in Q4’21 17% 8% 26% 11% 4% 66% 34% 100%

9 Note: numbers may not add due to rounding ¹ Not expected to continue by end of 2022 • • •

10 Positive Operating Cash Flow Total Liquidity of $1.4B

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12 CURRENT TRENDS: 1Q22 FULL YEAR QTD trend: negative low-20s Sequential Improvement in 2H vs. 1H based on anticipated improvement in supply chain conditions Cost inflation headwinds to persist, not fully offset by pricing Modest expansion vs. LY based on 2H improvement Slightly lower $ spend vs. LY, albeit deleverage due to sales decreases Approx. flat $ to LY; Previously announced $100M optimization aims to offset inflation Negative Above LY in 2H based on sales and gross margin assumptions above $40M executed in 1Q22; $1B Program completed Re-assessment in 2H22 Note: Adj. gross margin, adj. SG&A, adj, EBITDA & adj. EPS are non-GAAP financial measures. For a reconciliation to comparable GAAP measures, see Appendix of this presentation. Key Assumptions: ▪ Depreciation & Amortization (approx.): $260M ▪ CAPEX (approx.): $400M ▪ Store Openings (approx.) : 20 to 25 openings (primarily BABY) ▪ Store Remodels (approx.): 130 to 150 remodels (primarily Bed Bath) Capital Allocation ▪ Liquidity remains healthy, including $1B ABL Revolver ▪ Share Repurchases & Debt Reduction to be assessed in 2H22

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FY21 TRANSFORMATION PROGRESS

Key Strategic Initiatives – Achievements in 2021

⬆ on-track

		3-Year Strategic Plan	Transformation Goals in FY21		Transformation Achievements in FY21
commercial	**Digital-First, Omni-Always**	✓ Stores as fulfillment hubs ✓ Omni-always platform	✓ Invest in key projects for **enhanced capabilities**	on-track	✓ Partnerships: **DoorDash, Uber, Shipt, Roadie** ✓ Launched **digital Marketplace** ✓ Launched **Cross-Banner checkout**
commercial	**Store Remodel & Fleet Optimization**	✓ **Remodel** ~450 BBB stores ✓ **Close** ~ 200 BBB stores	✓ Approx. 130 to 150 **remodels** ✓ Approx. 200 BBB **closures** (cumulative/total program)	on-track	✓ Initiated ~**130 remodels;** ~80 completions ✓ Sustained **+MSD% sales lift** in remodels ✓ Completed **207 BBB closures** (total program)
commercial	**Inspirational merchandising assortment including Owned Brands**	✓ Launch **10** BBB Owned Brands ✓ Owned Brand penetration of **30%**	✓ Introduce **8 Owned Brands** ✓ Launch 6 Owned Brands in 1H21 ✓ Owned brand penetration of 20%	on-track	✓ Achieved target **8 Owned Brands** in Bed Bath ✓ Exceeded penetration goal at **25% run rate** ✓ Incubating **bbBABY Owned Brands** for 2H22 launch
commercial	**Accelerate growth of buybuy BABY & Harmon Banners**	✓ Increase BABY sales to $1.5B+	✓ Modernize **destination categories** & extend value prop ✓ **Age up** strategy	on-track	✓ Achieved BABY sales of **$1.4B** ahead of FY plan ✓ Positive FY growth in both BABY & Harmon ✓ BABY market share growth in FY21 vs. FY20
operational	**Modernize supply chain and technology**	✓ Reduce store replenishment to 10 days (via RDCs) ✓ New tech roadmap (merch, ERP & supply chain)	✓ Plan and begin implementation of two **RDC**s in NE/West ✓ Initiate new Oracle **ERP** rollout	on-track	✓ Successfully **opened East Coast RDC** in PA ✓ **Initiated West Coast RDC** opening plans in CA ✓ First stage of **ERP launched**

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16 Three Pillars of Transformation ELEVATE EXPERIENCE: Overhauled websites with new look, reduced steps to checkout and AI-powered search UNLOCK OMNI-ALWAYS: launched BOPIS & curbside pickup services TRANSFORM TO DIGITAL FIRST: Upgraded tools and processes to improve speed to market Digital Sales penetration Digital penetration vs. 2019 Visits to website Omni + Digital active shoppers Total digital sales fulfilled by stores incl. approx. 15% BOPIS Note: App data (launches and first-time visitors) relates to Bed Bath & Beyond banner only

17 • Approx. 130 remodels across US & CANADA • Initiated approx. 130 remodels • Completed approx. 80 remodels • Sustained +MSD sales lift

18 • Approx. 200 BBB closures (cumulative total program) • Completed more than 200 Bed Bath store closures • Sales transference above plan of 20%-25% Continuing to position our network for the future: ✓ Disciplined management of inventory and receipts ✓ Partnership with recognized liquidation service ✓ Robust in-store and digital local marketing ✓ Data-driven tracking and monitoring

19 • Now live on Kroger.com • Offering an extensive selection of the most sought-after goods for home and baby products • Launching in select Kroger brick & mortar stores in 2022 • Branded shop-in-shop experience with exclusive Owned Brands and national brands

20 Bring your story to life Launched June 2021 Escape the noise Launched April 2021 Launched July 2021 Solutions for a well-kept home Launched May 2021 Home starts here Launched June 2021 Start with food. End with love. Launched March 2021 everyday comfort Launched October 2021 Designed for modern living. Launched November 2021 Share the happy.

21 ✓ Ending Fiscal 2021 with Owned Brands penetration of approximately 25% ✓ Extending Owned Brands to the buybuy BABY business

22 Positive Net Sales growth with Sales exceeding $1.4B, above plan Continued market share gains Digital penetration of total BABY Sales Note: As shared during Investor Day 2020

23 Charting a Course for Greater Value ✓ Increased digital capabilities ✓ Flexibility, agility and scalability ✓ Speed to market ✓ More efficient technology operations ✓ Shift spend towards innovation ✓ Improved return on technology investment ▪ 35-day store replenishment ▪ Vendor direct network with consolidation hubs ▪ Inefficiencies driving high, uncompetitive costs ▪ Disparate legacy technology ▪ Legacy and siloed architecture and applications ▪ Reactive and manually intensive operating model ▪ Opened NE RDC in Frackville, PA ▪ Plans for West Coast RDC underway in Southern California with construction to begin in 2022 ▪ RELEX system launched ▪ ERP Phase I successfully launched early ▪ ERP Phase II on track to launch in 2022 ▪ 10-day store replenishment ▪ 4 regional DCs ▪ Increased standardization to lower total supply chain costs ▪ Cloud-based and scalable infrastructure ▪ New ERP ▪ Automated and agile operating model

24 $(25) $25 $75 $125 $175 $225 $275 Note: Dollar values of share repurchases reflect open market repurchases; Share repurchase program completed in March 2022 at approx. $990M

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26 • The following table shows a quarterly summary of the Company’s fiscal 2019 and 2020 net sales on both a Reported GAAP basis and on a Core Go-Forward basis, which excludes sales from divested banners. • The Company is providing this additional transparency to help analysts and investors gain further perspective on the Company’s recent portfolio transformation and the quarterly comparisons of the Core Go-Forward banners, which include Bed Bath & Beyond, buybuy BABY, Harmon Face Values and Decorist. Note: numbers may not add due to rounding Reported $2,573 $2,719 $2,759 $3,107 $11,159 $1,307 $2,688 $2,618 $2,619 $9,233 Core $2,080 $2,263 $2,191 $2,471 $9,006 $1,128 $2,239 $2,186 $2,390 $7,943

27 1 Comparable Sales reflects the year-over-year change in sales from the Company's retail channels, including stores and digital, that have been operating for twelve full months following the opening period (typically six to eight weeks). Comparable Sales excludes the impact of the Company's store network optimization program. 2 Adjusted items refer to comparable sales as well as financial measures that are derived from measures calculated in accordance with GAAP, which have been adjusted to exclude certain items. Adjusted Gross Margin, Adjusted SG&A, Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted EPS - Diluted are non-GAAP financial measures. For more information about non-GAAP financial measures, see “Non-GAAP Information” below. 3Total Liquidity includes cash & investments and availability under the Company’s asset-based revolving credit facility. The following table reconciles non-GAAP financial measures presented in this press release or that may be presented on the Company’s fourth quarter conference call with analysts and investors. The Company believes that these non-GAAP financial measures provide management, analysts, investors and other users of the Company’s financial information with meaningful supplemental information regarding the performance of the Company’s business. These non-GAAP financial measures should not be considered superior to, but in addition to other financial measures prepared by the Company in accordance with GAAP, including comparisons of year-to-year results. The Company’s method of determining these non-GAAP financial measures may be different from other companies’ methods and, therefore, may not be comparable to those used by other companies. As such, the Company does not recommend the sole use of these non-GAAP measure to assess its financial and earnings performance. For reasons noted above, the Company is presenting certain non-GAAP financial measures for its fiscal 2021 fourth quarter. In order for investors to be able to more readily compare the Company’s performance across periods, the Company has included comparable reconciliations for the 2020 period in the reconciliation tables below. The Company is not providing a reconciliation of its guidance with respect to Adjusted EBITDA because the Company is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

28 Non-GAAP Reconciliation (in thousands, except per share data) (unaudited) Three Months Ended February 26, 2022 Excluding Reported Loss on Sale of Businesses Restructuring and Transformation Expenses Impairment charges Total income tax impact Total Impact Adjusted Gross Profit $ 579,808 $ — $ 10,021 $ — $ — $ 10,021 $ 589,829 Gross margin 28.3% — % 0.5% — % — % 0.5% 28.8 % Restructuring and transformation initiative expenses 44,625 — (44,625) — — (44,625) — (Loss) earnings before benefit for income taxes (182,290) — 54,646 18,059 — 72,705 (109,585) Tax benefit (23,185) — — — (4,852) (4,852) (28,037) Effective tax rate 12.7% 12.9% 12.9% 25.6 % Net (loss) income $ (159,105) $ — $ 54,646 $ 18,059 $ 4,852 $ 77,557 $ (81,548) Net loss per share - Diluted $ (1.79) $ 0.87 $ (0.92) Weighted average shares outstanding- Basic 88,683 88,683 88,683 Weighted average shares outstanding- Diluted 88,683 (1) 88,683 88,683 Reconciliation of Net Income (loss) to EBITDA and Adjusted EBITDA Net (loss) income $ (159,105) $ — $ 54,646 $ 18,059 $ 4,852 $ 77,557 $ (81,548) Depreciation and amortization 78,884 — (15,744) — — (15,744) 63,140 Interest expense 16,809 — — — — — 16,809 Tax benefit (23,185) — — — (4,852) (4,852) (28,037) EBITDA $ (86,597) $ — $ 38,902 $ 18,059 $ — $ 56,961 $ (29,636) EBITDA as % of net sales (1.4) % (1) If a company is in a net loss position, then for earnings per share purposes, diluted weighted average shares outstanding are equivalent to basic weighted average shares outstanding.

APPENDIX

Q4'20 Non-GAAP Reconciliation

	Three Months Ended February 27, 2021						
		Excluding					
	Reported	Loss on Sale of Businesses	Restructuring and Transformation Expenses	Impairment Charges	Total income tax impact	Total Impact	Adjusted
Gross Profit	$ 825,488	$ —	$ 33,198	$ —	$ —	$ 33,198	$ 858,686
Gross margin	31.5 %	— %	1.3 %	— %	— %	1.3 %	32.8 %
Restructuring and transformation initiative expenses	54,554	—	(54,554)	—	—	(54,554)	—
(Loss) earnings before (benefit) provision for income taxes	(42,218)	22,705	87,752	8,883	—	119,340	77,122
Tax (benefit) provision	(51,277)	—	—	—	81,297	81,297	30,020
Effective tax rate	121.5 %				(82.6)%	(82.6)%	38.9 %
Net income (loss)	$ 9,059	$ 22,705	$ 87,752	$ 8,883	$ (81,297)	$ 38,043	$ 47,102
Net earnings per share - Diluted	$ 0.08					$ 0.32	$ 0.40
Weighted average shares outstanding- Basic	115,055					115,055	115,055
Weighted average shares outstanding- Diluted	117,286					117,286	117,286

Reconciliation of Net (Loss) Income to EBITDA and Adjusted EBITDA

	Reported	Loss on Sale of Businesses	Restructuring and Transformation Expenses	Impairment Charges	Total income tax impact	Total Impact	Adjusted
Net income (loss)	$ 9,059	$ 22,705	$ 87,752	$ 8,883	$ (81,297)	$ 38,043	$ 47,102
Depreciation and amortization	78,328	—	(6,141)	—	—	(6,141)	72,187
Interest expense	18,566	—	—	—	—	—	18,566
Tax (benefit) provision	(51,277)	—	—	—	81,297	81,297	30,020
EBITDA	$ 54,676	$ 22,705	$ 81,611	$ 8,883	$ —	$ 113,199	$ 167,875
EBITDA as % of net sales							6.4 %

(1) If a company is in a net loss position, then for earnings per share purposes, diluted weighted average shares outstanding are equivalent to basic weighted average shares outstanding.

BED BATH & BEYOND

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